UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2004

Caterpillar Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	333-109182 (Commission File Number)	37-1105865 (I.R.S. Employer Identification No.)

2120 West End Avenue Nashville, Tennessee		37203-0001
(Address of Principal Executive Offices)		(Zip Code)

(615) 341-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit Number	Description
4	Form of 4.50% Senior Note due 2009.
8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.
23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation
Date: June 21, 2004	By:	/s/ R. Clay Thompson
R. Clay Thompson
Secretary

EXHIBIT INDEX

Exhibit Number	Description
4	Form of 4.50% Senior Note due 2009.
8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.
23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.